UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

DRIVEN BRANDS HOLDINGS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
DRIVEN BRANDS HOLDINGS INC. 2023 Annual Meeting Vote by May 7, 2023 11:59 PM ET

DRIVEN BRANDS HOLDINGS INC. 440 SOUTH CHURCH ST., SUITE 700 CHARLOTTE, NC 28202
Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717

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  You invested in DRIVEN BRANDS HOLDINGS INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 8, 2023.

 Get informed before you vote

We encourage you to access and review all of the important information contained in the proxy materials before voting. View the Notice and Proxy Statement and Annual Report online at ProxyVote.com or scan the QR barcode below OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

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Vote at www.ProxyVote.com                    Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials and to vote on these important matters.

SHARE CLASSES REPRESENTED FOR VOTING

THE COMPANY NAME INC. - COMMON ASDFGHJKL   123456789.1234

THE COMPANY NAME INC. - CLASS A                               123456789.1234

THE COMPANY NAME INC. - CLASS B                               123456789.1234

THE COMPANY NAME INC. - CLASS C                               123456789.1234

THE COMPANY NAME INC. - CLASS D                              123456789.1234

THE COMPANY NAME INC. - CLASS E                               123456789.1234

THE COMPANY NAME INC. - CLASS F                               123456789.1234

THE COMPANY NAME INC. - 401 K                                      123456789.1234

Voting Items		Board Recommends

1.	Election of Directors	For All
Nominees:
01) Chadwick Hume
02) Karen Stroup
03) Peter Swinburn

2.	Advisory vote to approve the compensation of our named executive officers.	For

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2023.	For

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

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